UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2018

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Arch Coal, Inc. (the “Company”) was held on April 30, 2018.   The following proposals were submitted by the Board of Directors to a vote of stockholders and the final results of the voting on each proposal is noted below. On the record date of March 6, 2018, there were 20,824,885 shares of the Company’s common stock outstanding and entitled to vote.

Proposal 1 — Election of Directors

The following seven individuals were nominated to serve as directors of the Company. As indicated below, the seven nominees were elected as directors of the Company to serve for a term expiring at the 2019 annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick J. Bartels, Jr.	14,695,710	1,965,617	645,227	830,512
James N. Chapman	14,689,274	1,968,048	649,232	830,512
John W. Eaves	17,201,331	96,877	8,346	830,512
Sherman K. Edmiston III	17,200,776	93,533	12,245	830,512
Patrick A. Kriegshauser	17,173,007	121,196	12,351	830,512
Richard A. Navarre	17,200,690	93,514	12,350	830,512
Scott D. Vogel	16,434,586	863,506	8,462	830,512

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation

The stockholders were asked to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  The proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non-Votes
13,839,221	3,456,262	11,071	830,512

Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The appointment was ratified, as indicated below.

For	Against	Abstain	Broker Non-Votes
18,068,208	60,061	8,797	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary